                                                                   Exhibit 99.1


                             BOSTON PROPERTIES, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                     FOR THE QUARTER ENDED DECEMBER 31, 2000

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                                      INDEX


                                                  PAGE                                                               PAGE
COMPANY BACKGROUND                                   3       R&D PROPERTIES-LEASE EXPIRATION ROLL OUT                  25
INVESTOR INFORMATION                               4-5       INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT           26
FINANCIAL HIGHLIGHTS                                 6       GRAND TOTAL - OFFICE, R&D AND INDUSTRIAL PROPERTIES       27
CONSOLIDATED BALANCE SHEETS                          7       BOSTON AREA LEASE EXPIRATION ROLL OUT                     28
CONSOLIDATED INCOME STATEMENTS                       8       WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT              29
FUNDS FROM OPERATIONS                                9       SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT              30
FINANCIAL RATIOS                                    10       NEW YORK AREA LEASE EXPIRATION ROLL OUT                   31
CAPITAL STRUCTURE                                   11       PRINCETON AREA LEASE EXPIRATION ROLL OUT                  32
DEBT ANALYSIS                                    12-14       OTHER AREA LEASE EXPIRATION ROLL OUT                      33
JOINT VENTURES                                      15       HOTEL PERFORMANCE                                         34
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                   16       SAME PROPERTY PERFORMANCE                                 35
PROPERTY LISTING                                 17-20       "IN-SERVICE" PROPERTY PERFORMANCE                         36
TOP 20 TENANTS                                      21       CAPITAL EXPENDITURES                                      37
PORTFOLIO OVERVIEW-FFO                              22       VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS       38
OCCUPANCY ANALYSIS                                  23       VALUE CREATION PIPELINE - DEVELOPMENT                     39
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT         24       VALUE CREATION PIPELINE - LAND PARCELS                    40

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares. On October 31, 2000, Boston Properties successfully completed an additional public offering resulting in 17,110,000 shares (including overallotment) being sold at $39.0625 per share for a total offering of $668,359,000.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 46 properties adding approximately 16.1 million square feet to its portfolio, representing an investment of approximately $3.9 billion, and the Company has delivered 22 development properties adding approximately 3.3 million square feet to its portfolio, representing an investment of approximately $434.6 million. In addition, the Company is constucting fifteen office properties for a total anticipated investment of approximately $1.3 billion. The Company owns or controls land where it can develop an additional 10.6 million square feet.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                              INVESTOR INFORMATION
                               800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)

Mortimer B. Zuckerman      Chairman of the Board
Edward H. Linde            President, Chief Executive Officer and Director
Robert E. Burke            Executive Vice President, Operations
Douglas T. Linde           Senior Vice President, Chief Financial Officer
                           and Treasurer
Elaine M. Quinlan          Director of Investor Relations


                                     TIMING

QUARTERLY RESULTS FOR 2001 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING ANTICIPATED SCHEDULE:

             FIRST QUARTER                           EARLY MAY
             SECOND QUARTER                          EARLY AUGUST
             THIRD QUARTER                           EARLY NOVEMBER
             YEAR END                                EARLY FEBRUARY

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                          COMMON STOCK DATA (NYSE:BXP)

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):


                                                                                          FOURTH QUARTER 2000    FOURTH QUARTER 1999
                                                                                          -------------------    -------------------
HIGH PRICE                                                                                     $  44.7500            $  31.1250
LOW PRICE                                                                                      $  38.8750            $  27.5000
CLOSING PRICE                                                                                  $  43.5000            $  31.1250
DIVIDENDS PER SHARE - ANNUALIZED                                                               $     2.12            $     1.80
CLOSING DIVIDEND YIELD - ANNUALIZED                                                                  4.87%                 5.78%
CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)           124,138               104,721
CLOSING MARKET VALUE OF SHARES AND UNITS OUTSTANDING (THOUSANDS)                               $5,400,003            $3,259,441

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)


                                                                               THREE MONTHS ENDED
                                                          ------------------------------------------------------
                                                          DECEMBER 31, 2000     DECEMBER 31, 1999       % CHANGE
                                                          -----------------     -----------------       --------
INCOME ITEMS:
Revenues                                                     $   228,527            $   205,147          11.40%
Net Income available to common shareholders                  $    43,235            $    34,372          25.79%
Funds from Operations                                        $    93,158            $    69,634          33.78%
Company's share (77.17% and 74.04%, respectively)            $    71,888            $    51,555          39.44%
Funds from Operations per share - basic                      $      0.89            $      0.76          17.23%
Funds from Operations per share - diluted                    $      0.85            $      0.74          14.25%
Dividends per share                                          $      0.53            $      0.45          17.78%

RATIOS:

Interest Coverage Ratio                                             3.05                   2.47          23.54%
Dividend Payout Ratio                                              62.69%                 60.66%          3.35%


                                                         DECEMBER 31, 2000        DECEMBER 31, 1999     % CHANGE
                                                         -----------------        -----------------     --------
CAPITALIZATION:
Total Debt                                                  $  3,357,281           $  3,321,584           1.07%
Total Common Shares Outstanding @ Quarter End                     86,630                 67,910          27.57%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                                   2,625                  2,625           0.00%
Total Common Units Outstanding @ Quarter End                      23,862                 23,810           0.22%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                                  11,021                 10,376           6.22%
Price @ Quarter End                                         $    43.5000           $    31.1250          39.76%
Equity Value @ Quarter End                                  $  5,400,003           $  3,259,441          65.67%
Total Market Capitalization                                 $  8,757,284           $  6,581,025          33.07%
Debt/Total Market Capitalization                                   38.34%                 50.47%        -24.04%

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                DECEMBER 31, 2000        DECEMBER 31, 1999
                                                                                -----------------        -----------------
                                                                                  (unaudited)
     ASSETS
Real estate and equipment                                                        $     5,197,935           $    5,150,341
Development in progress                                                                  799,174                  332,149
Land held for future development                                                         115,670                  126,934
         Less accumulated depreciation                                                  (586,719)                (470,591)
                                                                                 ---------------           --------------
         Total real estate and equipment                                               5,526,060                5,138,833
Cash and cash equivalents                                                                280,957                   12,035
Escrows                                                                                   85,561                   40,254
Investments in securities                                                                  7,012                   14,460
Tenant and other receivables, net                                                         26,852                   28,259
Accrued rental income, net                                                                91,684                   82,228
Deferred charges, net                                                                     77,319                   53,733
Prepaid expenses and other assets                                                         41,154                   28,452
Investments in joint ventures                                                             89,871                   36,518
                                                                                 ---------------           --------------
            TOTAL ASSETS                                                         $     6,226,470           $    5,434,772
                                                                                 ===============           ==============

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable                                                      $     3,357,281           $    2,955,584
     Unsecured line of credit                                                                  -                  366,000
     Note payable                                                                         57,610
     Accounts payable and accrued expenses                                                57,338                   66,780
     Dividends payable                                                                    71,274                   50,114
     Accrued interest payable                                                              5,599                    8,486
     Other liabilities                                                                    51,926                   48,282
                                                                                 ---------------           --------------
         Total liabilities                                                             3,601,028                3,495,246
                                                                                 ---------------           --------------
Commitments and contingencies                                                                  -                        -
                                                                                 ---------------           --------------
Minority interests                                                                       877,715                  781,962
                                                                                 ---------------           --------------
Series A Convertible Redeemable Preferred Stock, liquidation preference
     $50.00 per share, 2,000,000 shares issued and outstanding                           100,000                  100,000
                                                                                 ---------------           --------------
Stockholders' Equity:
     Excess stock, $.01 par value, 150,000,000 shares
         authorized, none issued or outstanding                                                -                        -
     Common stock, $.01 par value, 250,000,000 shares authorized,
         86,630,089 and 67,910,434 issued and outstanding, respectively                      866                      679
     Additional paid-in capital                                                        1,674,013                1,067,778
     Dividends in excess of earnings                                                     (14,559)                 (10,893)
     Deferred compensation                                                                  (848)                       -
     Accumulated other comprehensive loss                                                (11,745)                       -
                                                                                 ---------------           --------------
         Total stockholders' equity                                                    1,647,727                1,057,564
                                                                                 ---------------           --------------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $     6,226,470           $    5,434,772
                                                                                 ===============           ==============


                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)


                                                                                                   THREE MONTHS ENDED
                                                                                        ---------------------------------------
                                                                                        31-DEC-00      31-DEC-99       % CHANGE
                                                                                        ---------      ---------       --------
Revenue:
     Rental
        Base Rent (1)                                                                   $183,319       $ 170,663          7.42%
        Recoveries from tenants                                                           23,736          18,864         25.83%
        Parking and other                                                                 12,797          11,479         11.48%
                                                                                        --------       ---------       --------
             Total rental revenue                                                        219,852         201,006          9.38%
     Development and management services                                                   3,405           3,344          1.82%
     Interest and other                                                                    5,270             797        561.23%
                                                                                        --------       ---------       --------
             Total revenue                                                               228,527         205,147         11.40%
                                                                                        --------       ---------       --------
Expenses:
     Rental expenses                                                                      67,335          64,947          3.68%
     General and administrative                                                            9,791           8,110         20.73%
     Interest (2)                                                                         50,854          53,964         -5.76%
     Depreciation and amortization                                                        36,088          31,744         13.68%
                                                                                        --------       ---------       --------
        Total expenses                                                                   164,068         158,765          3.34%
                                                                                        --------       ---------       --------
Income before minority interests and income (loss) from unconsolidated joint
  ventures                                                                                64,459          46,382         38.97%
Minority interest in property partnership                                                   (250)           (141)        77.30%
Income (loss) from unconsolidated joint ventures                                             402            (180)      -323.33%
                                                                                        --------       ---------       --------
Income before preferred distribution and minority interest in Operating
  Partnership                                                                             64,611          46,061         40.27%
Preferred distribution                                                                    (6,603)         (6,649)        -0.69%
Minority interest in Operating Partnership (3)                                           (12,869)         (9,803)        31.28%
                                                                                        --------       ---------       --------
Income before gain on sales of real estate                                                45,139          29,609         52.45%
Gain on sales of real estate, net                                                             73           6,417        -98.86%
                                                                                        --------       ---------       --------
Income before extraordinary item                                                          45,212          36,026         25.50%
Extraordinary loss, net                                                                     (334)              -             -
                                                                                        --------       ---------       --------
Net income before preferred dividend                                                      44,878          36,026         24.57%
Preferred dividend                                                                        (1,643)         (1,654)        -0.67%
                                                                                        --------       ---------       --------
Net income available to common shareholders                                             $ 43,235       $  34,372         25.79%
                                                                                        ========       =========       ========

INCOME PER SHARE OF COMMON STOCK
     Net income available to common shareholders per share - basic                      $   0.53       $    0.51          3.92%
                                                                                        ========       =========       ========
     Net income available to common shareholders per share - diluted                    $   0.52       $    0.50          4.00%
                                                                                        ========       =========       ========


(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues by $2,665 and $4,060 for the three months ended December 31, 2000 and 1999, respectively.
(2) Excludes capitalized interest of $12,812 and $6,056 for the three months ended December 31, 2000 and 1999, respectively.
(3) Equals minority interest percent 22.83% and 25.96%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                                 THREE MONTHS ENDED
                                                                                      -----------------------------------------
                                                                                      31-DEC-00       31-DEC-99        % CHANGE
                                                                                      ---------       ---------        --------
Income from operations before minority interests and  income (loss) from
  unconsolidated joint ventures                                                       $  64,459        $46,382           38.97%
    Add:
        Real estate depreciation and amortization (1)                                    36,830         31,914           15.40%
        Income (loss) from unconsolidated joint ventures                                    402           (180)        -323.33%
    Less:
        Minority property partnership's share of funds from operations                      287            179           60.34%
        Preferred dividends and distributions                                             8,246          8,303           -0.69%
                                                                                      ---------        -------         --------
    Funds from Operations                                                             $  93,158        $69,634           33.78%
                                                                                      =========        =======         ========
    Funds from Operations available to common shareholders (2)                        $  71,888        $51,555           39.44%
                                                                                      =========        =======         ========
    Funds from Operations per share - basic                                           $    0.89        $  0.76           17.23%
                                                                                      =========        =======         ========
        Weighted average shares outstanding - basic                                      80,885         67,906           19.11%
                                                                                      =========        =======         ========
    Funds from Operations per share - diluted                                         $    0.85        $  0.74           14.86%
                                                                                      =========        =======         ========
        Weighted average shares outstanding - diluted                                    96,008         81,248           18.17%
                                                                                      =========        =======         ========

                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


                                      FOR THE THREE MONTHS ENDED DECEMBER 31, 2000   FOR THE THREE MONTHS ENDED DECEMBER 31, 1999
                                      --------------------------------------------   --------------------------------------------
                                             INCOME        SHARES     PER SHARE            INCOME        SHARES      PER SHARE
                                           (NUMERATOR)  (DENOMINATOR)  AMOUNT            (NUMERATOR)  (DENOMINATOR)   AMOUNT
                                           -----------  -------------  ------            -----------  -------------   ------
Basic Funds from Operations                 $  93,158       104,818    $ 0.89            $   69,634      91,720       $  0.76
Effect of Dilutive Securities
    Convertible Preferred Units                 6,603        10,370     (0.02)                6,649      10,377         (0.01)
    Convertible Preferred Stock                 1,643         2,625     (0.01)                1,654       2,625             -
    Stock Options                                   -         2,128     (0.01)                    -         341         (0.01)
                                            ---------       -------    -------           ----------     -------       -------
Dilutive Funds from Operations (3)          $ 101,404       119,941    $ 0.85            $   77,937     105,063       $  0.74
                                            =========       =======    =======           ==========     =======       =======
Company's share of Diluted Funds
  from Operations                           $  81,169        96,008    $ 0.85            $   60,271      81,248       $  0.74
                                            =========       =======    =======           ==========     =======       =======

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,189 and $598, less corporate related depreciation of $447 and $428, for the three months ended December 31, 2000 and 1999, respectively.
(2) Based on weighted average shares for the quarter. Company's share for the quarter ended December 31, 2000 and 1999 was 77.17% and 74.04%, respectively.
(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended December 31, 2000 and 1999 was 80.05% and 77.33%, respectively.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                                FINANCIAL RATIOS


                                                                                THREE MONTHS ENDED
                                                                                 DECEMBER 31, 2000
                                                                                ------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:
OPERATIONAL RATIOS (1)(2)
     Debt Service Coverage Ratio                                                         2.56
       (EBITDA + Income from Unconsolidated Joint
       Ventures)/(Interest+Principal)
     Interest Coverage Ratio                                                             3.05
       (EBITDA + Income from Unconsolidated Joint Venture)/Interest
     Return on Shareholder's Equity                                                     17.50%
       (EBITDA/Average Equity (book value)) (%)
     Return on Real Estate Investments                                                  11.26%
       (EBITDA/Average Real Estate Investments (book value)) (%)
     Dividend Payout Ratio                                                              62.69%
       (Dividends Declared/FFO) (%)

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.
(2)      FFO is calculated based on the NAREIT White Paper.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000
                                CAPITAL STRUCTURE

                                      DEBT
                                 (IN THOUSANDS)


                                                                           AGGREGATE PRINCIPAL
                                                                            DECEMBER 31, 2000
                                                                            -----------------
Mortgage Loans                                                                $   3,357,281
Unsecured Line of Credit                                                                  -
                                                                              -------------
Total Debt                                                                    $   3,357,281
                                                                              =============

                                     EQUITY
                                 (IN THOUSANDS)


                                           SHARES &          COMMON
                                            UNITS             STOCK               $ VALUE
                                         OUTSTANDING       EQUIVALENTS         EQUIVALENT (1)
                                         -----------       -----------         --------------
Common Stock                                86,630            86,630            $ 3,768,405
Preferred Stock                              2,000             2,625                114,188
Operating Partnership Units                 23,862            23,862              1,037,997
Preferred Operating Partnership Units        8,358            11,021                479,414
                                                             -------            -----------
Total Equity                                                 124,138            $ 5,400,003
                                                             =======            ===========
Total Market Capitalization                                                     $ 8,757,284
                                                                                ===========


(1)      Value based on December 31, 2000 closing price of $43.50.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


  YEAR        2001        2002        2003        2004       2005       THEREAFTER       TOTAL
  ----        ----        ----        ----        ----       ----       ----------       -----
Amount      $193,944    $309,162    $434,240    $134,926   $268,720     $2,016,289     $3,357,281


                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (IN THOUSANDS)


                     OUTSTANDING                 LETTERS OF     REMAINING
   FACILITY         @12/31/2000                   CREDIT         CAPACITY
   --------         -----------                   ------         --------
   $605,000            $  -                       3,254          $601,746


                       UNSECURED AND SECURED DEBT ANALYSIS


                                               WEIGHTED                WEIGHTED AVERAGE
                       % OF DEBT               AVERAGE RATE               MATURITY
                       ---------               ------------               --------
Unsecured Debt              0.00%              Libor + 1.25%              2.2 years
Secured Debt              100.00%                      7.37%              6.0 years
                          -------              -------------              ---------
Total Debt                100.00%                      7.37%              6.0 years
                          =======              =============              =========


                      FLOATING AND FIXED RATE DEBT ANALYSIS


                                                 WEIGHTED                WEIGHTED AVERAGE
                        % OF DEBT              AVERAGE RATE                 MATURITY
                        ---------              ------------                 --------
Floating Rate Debt        12.04%                   8.56%                    1.9 years
Fixed Rate Debt           87.96%                   7.20%                    6.5 years
                         -------                   -----                    ---------
Total Debt               100.00%                   7.37%                    6.0 years
                         =======                   =====                    =========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


           PROPERTY                      2001        2002         2003       2004        2005       THEREAFTER        TOTAL
           --------                      ----        ----         ----       ----        ----       ----------        -----
Embarcadero Center One, Two and
  Federal Reserve                      $ 3,935    $  7,207     $  4,498    $ 4,809    $  5,141      $ 287,286       $ 312,876
Prudential Center                        3,755       4,020        4,299      4,591       4,919        270,312         291,896
280 Park Avenue                          2,208       2,592        2,797      3,019       3,256        256,128         270,000
599 Lexington Avenue                         -           -            -          -     225,000              -         225,000
5 Times Square                               -           -      184,157          -           -              -         184,157
Embarcadero Center Four                  2,897       3,098        3,315      3,544       3,797        137,898         154,549
875 Third Avenue                         2,341     148,618            -          -           -              -         150,959
Embarcadero Center Three                 1,941       2,069        2,206      2,351       2,506        135,240         146,313
Two Independence Square                  1,036       1,500      113,841          -           -              -         116,377
Riverfront Plaza                         2,397       2,560        2,735      2,921       3,120        101,914         115,647
Democracy Center                         1,588       1,703        1,828      1,961       2,103         98,534         107,717
Embarcadero Center West Tower            1,272       1,358        1,449      1,546       1,649         90,313          97,587
100 East Pratt Street                    1,099       1,175        1,257      1,344       1,442         85,534          91,851
601 and 651 Gateway Boulevard              703         765          832        905         984         85,699          89,888
111 Huntington Avenue                        -      76,041            -          -           -              -          76,041
One Independence Square                 74,114           -            -          -           -              -          74,114
Reservoir Place                          2,037       2,684        2,875      3,079       3,298         59,885          73,858
One & Two Reston Overlook                  709         764          823     65,894           -              -          68,190
2300 N Street                                -           -       66,000          -           -              -          66,000
202, 206, 214 Carnegie Center              520         564          611        663         719         59,840          62,917
Capital Gallery                          1,097       1,191        1,293      1,404       1,524         50,652          57,161
504,506,508 Carnegie Center                846         909          979      1,053       1,135         43,390          48,312
New Dominion Technology Park,
  Building 1 (1)                        40,532           -            -          -           -              -          40,532
10 and 20 Burlington Mall Road          37,000           -            -          -           -              -          37,000
10 Cambridge Center                        477         518          563        611         663         32,909          35,741
1301 New York Avenue                     1,046       1,129        1,403      1,314       1,418         26,400          32,710

(1) $57.61 million of financing has been funded into an escrow and will be held until the project is completed, which is estimated to be in Quarter 1 2001. At that time, the current construction loan will be paid off and the remaining proceeds will be available to Boston Properties.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                  DEBT ANALYSIS

               DEBT MATURITIES AND PRINCIPAL PAYMENTS (CONTINUED)
                                 (IN THOUSANDS)


            PROPERTY               2001           2002          2003          2004           2005       THEREAFTER         TOTAL
            --------               ----           ----          ----          ----           ----       ----------         -----
Eight Cambridge Center               442            477           515           557            601          25,820          28,412
Sumner Square                          -              -             -        28,298              -               -          28,298
510 Carnegie Center                  473            508           547           588            635          24,902          27,653
Lockheed Martin Building             522            601           641           686            731          23,108          26,289
Orbital Sciences - Phase 1             -         25,761             -             -              -               -          25,761
University Place                     573            615           659           706            756          21,944          25,253
Reston Corporate Center              504            540           574           612            654          21,925          24,809
191 Spring Street                    344            374           407           443            482          20,747          22,797
Bedford Business Park                539            587           639           695            756          18,501          21,717
NIMA Building                        437            465           497           530            566          19,000          21,495
2600 Tower Oaks Boulevard              -         18,083             -             -              -               -          18,083
Quorum Office Park                     -              -        11,111             -              -               -          11,111
101 Carnegie Center                  299            322           348           378            408           6,593           8,348
Orbital Sciences - Phase 2             -              -         8,032             -              -               -           8,032
Montvale Center                      135            147           160           175            190           6,757           7,564
40 Shattuck Road                       -              -         6,224             -              -               -           6,224
Newport Office Park                5,923              -             -             -              -               -           5,923
302 Carnegie Center                    -              -         5,893             -              -               -           5,893
Hilltop Business Center              164            176           188           201            216           4,793           5,738
201 Carnegie Center                   39             41            44            48             51             265             488
                                --------       --------      --------      --------       --------      ----------      ----------
                                $193,944       $309,162      $434,240      $134,926       $268,720      $2,016,289      $3,357,281
                                ========       ========      ========      ========       ========      ==========      ==========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                 JOINT VENTURES
                          (UNAUDITED AND IN THOUSANDS)
                             AS OF DECEMBER 31, 2000


                                ONE       MARKET                    140        265                     901       TWO
                              FREEDOM     SQUARE   METROPOLITAN   KENDRICK   FRANKLIN   DISCOVERY   NEW YORK   FREEDOM
                              SQUARE       NORTH      SQUARE       STREET     STREET      SQUARE     AVENUE     SQUARE     COMBINED
                              ------       -----      ------       ------     ------      ------     ------     ------     --------
Total Equity (1)               $ 1,262   $13,121     $ 31,447      $ 5,773    $10,597     $5,861    $11,252    $10,558     $ 89,871
                               =======   =======     ========      =======    =======     ======    =======    =======     ========
Mortgage/Construction
  loans payable (1)            $19,306   $50,000     $ 71,025      $13,434    $23,800     $4,147    $     -    $     -     $181,712
                               =======   =======     ========      =======    =======     ======    =======    =======     ========
BXP's ownership percentage      25.00%    50.00%       51.00%       25.00%     35.00%     50.00%     25.00%     50.00%
                               =======   =======     ========      =======    =======     ======    =======    =======


           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2000


                                  ONE      MARKET                    140       265                     901        TWO
                                FREEDOM    SQUARE   METROPOLITAN   KENDRICK   FRANKLIN   DISCOVERY   NEW YORK    FREEDOM
                                SQUARE      NORTH      SQUARE      STREET(2)   STREET    SQUARE(3)   AVENUE(3)  SQUARE(3)  COMBINED
                                ------      -----      ------      ---------   ------    ---------   ---------  ---------  --------
REVENUE
Total revenue                    $ 3,490   $ 3,625      $ 5,961    $   540    $ 3,190     $     -     $     -    $     -    $16,806
                                 -------   -------      -------    -------    -------     -------     -------    -------    --------
EXPENSES
Operating                            657     1,231        1,879        114      1,016           -           -          -      4,897
Interest                           1,497     1,677        2,869        206      1,463           -           -          -      7,712
Depreciation and amortization        761       549        1,044         91        549           -           -          -      2,994
                                 -------   -------      -------    -------    -------     -------     -------    -------    --------
Total expenses                     2,915     3,457        5,792        411      3,028           -           -          -     15,603
                                 -------   -------      -------    -------    -------     -------     -------    -------    --------
Net income(loss)                 $   575   $   168      $   169    $   129    $   162     $     -     $     -    $     -    $ 1,203
                                 =======   =======      =======    =======    =======     =======     =======    =======    =======
BXP's ownership percentage        25.00%    50.00%       51.00%    25.00%      35.00%      50.00%      25.00%     50.00%
                                 =======   =======      =======    =======    =======     =======     =======    =======
BXP's share of net income(loss)  $   144   $    84      $    86    $    32    $    56     $     -     $     -    $     -    $   402
                                 =======   =======      =======    =======    =======     =======     =======    =======    =======

(1)      Represents the Company's share.

(2) Represents the operations of two of the three buildings for the period of December 1, 2000 through December 31, 2000.

(3)      Property is currently under development.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY

           GEOGRAPHIC AREA             OFFICE (1)         R&D         INDUSTRIAL        TOTAL       % OF TOTAL
           ---------------             ----------      --------       ----------        -----       ----------
     Greater Boston                    5,951,019 (2)    545,206         247,318       6,743,543        25.61%
     Greater Washington                6,051,112 (3)  1,142,329         183,945       7,377,386        28.01%
     Greater San Francisco             4,437,776        144,366         280,213       4,862,355        18.46%
     Midtown Manhattan                 2,851,245              -               -       2,851,245        10.83%
     Princeton/East Brunswick, NJ      2,273,921              -               -       2,273,921         8.63%
     Baltimore, MD                     1,172,686              -               -       1,172,686         4.45%
     Richmond, VA                        894,015              -               -         894,015         3.39%
     Bucks County, PA                          -              -         161,000         161,000         0.61%
                                     ------------   -------------     -----------   -------------    ----------
                                      23,631,774      1,831,901         872,476      26,336,151       100.00%
                                     ------------   -------------     -----------   -------------    ----------
                                     ------------   -------------     -----------   -------------    ----------
     % of Total                            89.73%          6.96%           3.32%         100.00%

                                HOTEL PROPERTIES

                                                          NUMBER OF       SQUARE
  HOTEL PROPERTIES                                          ROOMS          FEET
  ----------------                                        ---------      --------
    Long Wharf Marriott, Boston, MA                           402         420,000
    Cambridge Center Marriott, Cambridge, MA                  431         330,400
    Residence Inn by Marriott, Cambridge, MA                  221         187,474
                                                          ---------      --------
  Total Hotel Properties                                    1,054         937,874
                                                          ---------      --------
                                                          ---------      --------


                               STRUCTURED PARKING


                                                          NUMBER OF       SQUARE
                                                           SPACES          FEET
                                                          ---------     ---------
     TOTAL STRUCTURED PARKING                               17,179      6,017,423
                                                          ---------     ---------
                                                          ---------     ---------

(1)  Includes retail square footage of approximately 1,000,000.

(2) Includes 325,699 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 210,253 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3) Includes 408,773 square feet at One Freedom Square which is 25% owned by Boston Properties, 578,340 square feet at Metropolitan Square which is 51% owned by Boston Properties, and 401,255 square feet at Market Square North which is 50% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                PROPERTY LISTING
                             AS OF DECEMBER 31, 2000


                                                                                                                   ANNUALIZED
                                                                                                                     REVENUE
                                                                     NUMBER OF                                         PER
                                              SUB MARKET             BUILDINGS      SQUARE FEET     OCCUPIED %     OCCUPIED SF
                                            ---------------          ---------      -----------     ----------     -----------
GREATER BOSTON
OFFICE
   THE PRUDENTIAL CENTER                    CBD Boston MA                3           2,140,832        99.9%           $32.15
   265 FRANKLIN STREET (35% OWNERSHIP)      CBD Boston MA                1             325,699        99.6%            34.48
   ONE CAMBRIDGE CENTER                     East Cambridge MA            1             215,385       100.0%            38.75
   THREE CAMBRIDGE CENTER                   East Cambridge MA            1             107,484       100.0%            28.47
   EIGHT CAMBRIDGE CENTER                   East Cambridge MA            1             177,226       100.0%            29.91
   TEN CAMBRIDGE CENTER                     East Cambridge MA            1             152,664       100.0%            33.27
   ELEVEN CAMBRIDGE CENTER                  East Cambridge MA            1              79,616       100.0%            37.73
   UNIVERSITY PLACE                         Mid-Cambridge MA             1             195,282       100.0%            31.48
   RESERVOIR PLACE                          Route 128 Mass Turnpike MA   1             529,991        97.0%            31.53
   204 SECOND AVENUE                        Route 128 Mass Turnpike MA   1              40,974       100.0%            26.24
   140 KENDRICK STREET (25% OWNERSHIP)      Route 128 Mass Turnpike MA   2             210,253       100.0%            28.92
   170 TRACER LANE                          Route 128 Mass Turnpike MA   1              73,203       100.0%            38.32
   WALTHAM OFFICE CENTER                    Route 128 Mass Turnpike MA   3             131,479        98.2%            28.35
   195 WEST STREET                          Route 128 Mass Turnpike MA   1              63,500       100.0%            26.89
   200 WEST STREET                          Route 128 Mass Turnpike MA   1             248,341        98.0%            31.66
   10 & 20 BURLINGTON MALL ROAD             Route 128 Northwest MA       2             156,416        99.0%            28.14
   BEDFORD BUSINESS PARK                    Route 128 Northwest MA       1              90,000       100.0%            20.78
   32 HARTWELL AVENUE                       Route 128 Northwest MA       1              69,154       100.0%            15.42
   91 HARTWELL AVENUE                       Route 128 Northwest MA       1             122,135       100.0%            28.52
   92 HAYDEN AVENUE                         Route 128 Northwest MA       1              30,980        93.1%            25.58
   100 HAYDEN AVENUE                        Route 128 Northwest MA       1              55,924       100.0%            31.52
   33 HAYDEN AVENUE                         Route 128 Northwest MA       1              79,564       100.0%            24.47
   LEXINGTON OFFICE PARK                    Route 128 Northwest MA       2             167,293        99.2%            28.55
   191 SPRING STREET                        Route 128 Northwest MA       1             162,700       100.0%            27.55
   181 SPRING STREET                        Route 128 Northwest MA       1              53,595       100.0%            33.53
   201 SPRING STREET                        Route 128 Northwest MA       1             102,500       100.0%            30.08
   NEWPORT OFFICE PARK                      Route 128 South MA           1             168,829       100.0%            23.27
                                                                      -------       ------------   ---------        -----------
                                                                        34           5,951,019        99.5%           $30.98
                                                                      -------       ------------   ---------        -----------
RESEARCH & DEVELOPMENT
   FOURTEEN CAMBRIDGE CENTER                East Cambridge MA            1              67,362       100.0%            19.23
   BEDFORD BUSINESS PARK                    Route 128 Northwest MA       2             383,704       100.0%            11.79
   17 HARTWELL AVENUE                       Route 128 Northwest MA       1              30,000       100.0%            10.00
   164 LEXINGTON ROAD                       Route 128 Northwest MA       1              64,140       100.0%             9.12
                                                                      -------       ------------   ---------        -----------
                                                                         5             545,206       100.0%           $12.30
                                                                      -------       ------------   ---------        -----------
INDUSTRIAL
   25-33 DARTMOUTH ROAD                     Route 128 Southwest MA       1              78,045       100.0%             9.84
   40-46 HARVARD STREET                     Route 128 Southwest MA       1             169,273        89.8%             7.03
                                                                      -------       ------------   ---------        -----------
                                                                         2             247,318        93.0%            $7.92
                                                                      -------       ------------   ---------        -----------
                 TOTAL GREATER BOSTON, MA AREA:                         41           6,743,543        99.3%
                                                                      -------       ------------   ---------
                                                                      -------       ------------   ---------


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                PROPERTY LISTING
                             AS OF DECEMBER 31, 2000


                                                                                                                       ANNUALIZED
                                                                                                                         REVENUE
                                                                         NUMBER OF                                         PER
                                                  SUB MARKET             BUILDINGS      SQUARE FEET     OCCUPIED %     OCCUPIED SF
                                                ---------------          ---------      -----------     ----------     -----------

GREATER WASHINGTON, D.C.

OFFICE
   2300 N STREET                              West End Washington DC         1            276,930          100.0%        $49.09
   ONE INDEPENDENCE SQUARE                    Southwest Washington DC        1            337,794          100.0%         38.49
   TWO INDEPENDENCE SQUARE                    Southwest Washington DC        1            579,665          100.0%         37.40
   CAPITAL GALLERY                            Southwest Washington DC        1            396,776          100.0%         34.11
   500 E STREET, N.W.                         Southwest Washington DC        1            242,769          100.0%         31.42
   METROPOLITAN SQUARE (51% OWNERSHIP)        East End Washington DC         1            578,340           99.7%         35.51
   1301 NEW YORK AVENUE                       East End Washington DC         1            168,371          100.0%         33.54
   MARKET SQUARE NORTH (50% OWNERSHIP)        East End Washington DC         1            401,255          100.0%         39.29
   SUMNER SQUARE                              CBD Washington DC              1            209,507           95.3%         31.76
   DECOVERLY TWO                              Montgomery County MD           1             77,747          100.0%         21.93
   DECOVERLY THREE                            Montgomery County MD           1             77,040           68.4%         21.01
   DEMOCRACY CENTER                           Montgomery County MD           3            680,475           98.7%         27.08
   MONTVALE CENTER                            Montgomery County MD           1            120,815          100.0%         21.30
   ORBITAL SCIENCES, BUILDINGS ONE AND THREE  Loudoun County                 2            174,832          100.0%         22.78
   THE ARBORETUM                              Fairfax County VA              1             95,584          100.0%         24.76
   ONE FREEDOM SQUARE (25% OWNERSHIP)         Fairfax County VA              1            408,773           96.2%         31.26
   ONE RESTON OVERLOOK                        Fairfax County VA              1            312,685          100.0%         20.72
   TWO RESTON OVERLOOK                        Fairfax County VA              1            131,594          100.0%         30.83
   RESTON CORPORATE CENTER                    Fairfax County VA              2            261,046          100.0%         31.09
   LOCKHEED MARTIN BUILDING                   Fairfax County VA              1            255,244          100.0%         41.67
   NIMA BUILDING                              Fairfax County VA              1            263,870          100.0%         45.57
                                                                       ----------------------------------------------------------
                                                                            25          6,051,112           99.0%        $33.52
                                                                       ----------------------------------------------------------
RESEARCH & DEVELOPMENT
   FULLERTON SQUARE                           Fairfax County VA              2            178,294           81.9%         10.60
   SUGARLAND BUSINESS PARK, BUILDING ONE      Fairfax County VA              1             52,797          100.0%         21.72
   SUGARLAND BUSINESS PARK, BUILDING TWO      Fairfax County VA              1             59,215          100.0%         20.79
   7435 BOSTON BOULEVARD                      Fairfax County VA              1            103,557          100.0%         13.44
   7451 BOSTON BOULEVARD                      Fairfax County VA              1             47,001          100.0%         14.76
   7450 BOSTON BOULEVARD                      Fairfax County VA              1             60,827          100.0%         16.03
   7374 BOSTON BOULEVARD                      Fairfax County VA              1             57,321          100.0%         11.30
   8000 GRAINGER COURT                        Fairfax County VA              1             90,465          100.0%         11.23
   7500 BOSTON BOULEVARD                      Fairfax County VA              1             79,971          100.0%         10.95
   7501 BOSTON BOULEVARD                      Fairfax County VA              1             75,756          100.0%         24.25
   7601 BOSTON BOULEVARD                      Fairfax County VA              1            103,750          100.0%         14.99
   7600 BOSTON BOULEVARD                      Fairfax County VA              1             69,832          100.0%         14.10
   7375 BOSTON BOULEVARD                      Fairfax County VA              1             28,780           87.8%         17.16
   8000 CORPORATE COURT                       Fairfax County VA              1             52,539          100.0%          7.50
   7700 BOSTON BOULEVARD                      Fairfax County VA              1             82,224          100.0%         21.21
                                                                       ----------------------------------------------------------
                                                                            16          1,142,329           96.9%        $14.77
                                                                       ----------------------------------------------------------
INDUSTRIAL
   6201 COLUMBIA PARK ROAD                    Prince Georges County MD       1            100,337           81.9%          5.94
   2000 SOUTH CLUB DRIVE                      Prince Georges County MD       1             83,608          100.0%          8.88
                                                                       ----------------------------------------------------------
                                                                             2            183,945           90.1%         $7.28
                                                                       ----------------------------------------------------------

                         TOTAL GREATER WASHINGTON, DC AREA:                 43          7,377,386           98.5%
                                                                       ----------------------------------------------
                                                                       ----------------------------------------------


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                PROPERTY LISTING
                             AS OF DECEMBER 31, 2000


                                                                                                                       ANNUALIZED
                                                                                                                         REVENUE
                                                                         NUMBER OF                                         PER
                                                  SUB MARKET             BUILDINGS      SQUARE FEET     OCCUPIED %     OCCUPIED SF
                                                ---------------          ---------      -----------     ----------     -----------

MIDTOWN MANHATTAN, NY

OFFICE
  599 LEXINGTON AVENUE                          Park Avenue NY              1            1,000,497       100.0%          $55.99
  280 PARK AVENUE                               Park Avenue NY              1            1,160,622       100.0%           46.11
  875 THIRD AVENUE                              East Side NY                1              690,126        99.6%           47.33
                                                                        ----------------------------------------------------------
                              TOTAL MIDTOWN MANHATTAN, NY AREA:             3            2,851,245        99.9%          $49.87
                                                                        ----------------------------------------------------------

PRINCETON/EAST BRUNSWICK, NJ

OFFICE
   101 CARNEGIE CENTER                          Princeton NJ                1             124,049       100.0%           24.72
   104 CARNEGIE CENTER                          Princeton NJ                1             102,758        97.2%           29.07
   105 CARNEGIE CENTER                          Princeton NJ                1              69,648       100.0%           27.00
   201 CARNEGIE CENTER                          Princeton NJ                -               6,500       100.0%           21.69
   202 CARNEGIE CENTER                          Princeton NJ                1             128,885       100.0%           27.91
   210 CARNEGIE CENTER                          Princeton NJ                1             158,610        94.2%           27.19
   211 CARNEGIE CENTER                          Princeton NJ                1              47,025       100.0%           23.53
   212 CARNEGIE CENTER                          Princeton NJ                1             150,069       100.0%           27.88
   214 CARNEGIE CENTER                          Princeton NJ                1             152,214       100.0%           27.93
   206 CARNEGIE CENTER                          Princeton NJ                1             161,763       100.0%           26.84
   502 CARNEGIE CENTER                          Princeton NJ                1             116,374       100.0%           28.59
   510 CARNEGIE CENTER                          Princeton NJ                1             234,160       100.0%           24.90
   504 CARNEGIE CENTER                          Princeton NJ                1             121,990       100.0%           24.71
   506 CARNEGIE CENTER                          Princeton NJ                1             150,888       100.0%           25.80
   508 CARNEGIE CENTER                          Princeton NJ                1             131,085       100.0%           25.60
   ONE TOWER CENTER                             East Brunswick NJ           1             417,903        96.1%           31.50
                                                                        ----------------------------------------------------------
                              TOTAL PRINCETON/EAST BRUNSWICK, NJ           15           2,273,921        98.7%          $27.46
                                                                        ----------------------------------------------------------
GREATER SAN FRANCISCO, CA

OFFICE
  EMBARCADERO CENTER ONE                        CBD San Francisco CA        1             821,009        97.2%           36.75
  EMBARCADERO CENTER TWO                        CBD San Francisco CA        1             779,172        96.4%           40.48
  EMBARCADERO CENTER THREE                      CBD San Francisco CA        1             770,969        98.0%           36.37
  EMBARCADERO CENTER FOUR                       CBD San Francisco CA        1             935,519        99.1%           39.25
  FEDERAL RESERVE                               CBD San Francisco CA        1             149,592        99.2%           43.83
  WEST TOWER                                    CBD San Francisco CA        1             475,120        98.5%           43.66
  THE GATEWAY                                   South San Francisco CA      2             506,395        96.8%           34.50
                                                                        ----------------------------------------------------------
                                                                            8           4,437,776        97.8%          $38.59
                                                                        ----------------------------------------------------------
RESEARCH & DEVELOPMENT
                                                                        ----------------------------------------------------------
  HILLTOP OFFICE CENTER                         South San Francisco CA      9             144,366        99.2%          $13.46
                                                                        ----------------------------------------------------------
INDUSTRIAL
  560 FORBES BLVD                               South San Francisco CA      1              40,000       100.0%            9.96
  430 ROZZI PLACE                               South San Francisco CA      1              20,000       100.0%           11.12
  2391 WEST WINTON                              Hayward CA                  1             220,213       100.0%            4.58
                                                                        ----------------------------------------------------------
                                                                            3             280,213       100.0%           $5.81
                                                                        ----------------------------------------------------------
                               TOTAL GREATER SAN FRANCISCO, CA:            20           4,862,355        97.9%
                                                                        ----------------------------------------
                                                                        ----------------------------------------


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                                PROPERTY LISTING
                             AS OF DECEMBER 31, 2000


                                                                                                                       ANNUALIZED
                                                                                                                         REVENUE
                                                                         NUMBER OF                                         PER
                                                  SUB MARKET             BUILDINGS      SQUARE FEET     OCCUPIED %     OCCUPIED SF
                                                ---------------          ---------      -----------     ----------     -----------

BALTIMORE, MD

OFFICE
   CANDLER BUILDING                            Baltimore MD                  1             537,363         99.5%         $16.96
   100 EAST PRATT STREET                       Baltimore MD                  1             635,323        100.0%          28.33
                                                                          ---------------------------------------------------------
                                        TOTAL BALTIMORE MD AREA:             2           1,172,686         99.8%         $23.12
                                                                          ---------------------------------------------------------
RICHMOND, VA

OFFICE
   RIVERFRONT PLAZA                            Richmond VA                   1             894,015        100.0%         $22.50
                                                                          ---------------------------------------------------------
BUCKS COUNTY, PA

INDUSTRIAL
   38 CABOT BOULEVARD                          Bucks County PA               1             161,000        100.0%         $ 4.47
                                                                          ---------------------------------------------------------
                                       TOTAL IN-SERVICE PROPERTIES:        126          26,336,151         98.9%
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                      TOP 20 TENANTS BY SQUARE FEET LEASED


                               TENANT                               SQ. FT.           % OF PORTFOLIO
           ----------------------------------------------       --------------      ------------------

      1     U.S. Government                                       2,264,409               8.60%
      2     Lockheed Martin Corporation                             716,653               2.72%
      3     Shearman & Sterling                                     568,950               2.16%
      4     Gillette Company                                        488,177               1.85%
      5     Washington Group International                          473,429               1.80%
      6     Marsh & McLennan, Inc.                                  366,102               1.39%
      7     First Union                                             358,942               1.36%
      8     TRW                                                     331,048               1.26%
      9     Hunton & Williams                                       322,829               1.23%
     10     Debevoise & Plimpton                                    307,125               1.17%
     11     T. Rowe Price Associates, Inc.                          274,565               1.04%
     12     Accenture                                               265,622               1.01%
     13     Parexel International Corp.                             265,050               1.01%
     14     Credit Suisse First Boston Group                        263,565               1.00%
     15     Covance, Inc.                                           255,565               0.97%
     16     Deutsche Bank                                           243,722               0.93%
     17     John Hancock Advisors                                   233,516               0.89%
     18     Biogen, Inc.                                            220,026               0.84%
     19     Orrick, Herrington & Sutcliffe                          210,885               0.80%
     20     Parametric Technology                                   210,253               0.80%




                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT



                               TENANT                               SQ. FT.
           --------------------------------------              ----------------
           Ernst & Young, LLP                                     1,062,203
           Arthur Andersen                                          620,947
           Tellabs Operations, Inc.                                 259,918
           United States of America                                 235,201
           Palmer & Dodge                                           204,412


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                            PORTFOLIO OVERVIEW - FFO

   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES
    BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED DECEMBER 31, 2000



            GEOGRAPHIC AREA          OFFICE (2)    R&D     INDUSTRIAL   HOTEL     GARAGE     TOTAL
            ---------------          ----------    ---     ----------   -----     ------     -----

      Greater Boston                    21.8%      0.4%       0.3%       5.1%      0.4%       28.0%
      Greater Washington                19.6%      2.2%       0.1%        n/a       n/a       21.9%
      Greater San Francisco             20.6%      0.3%       0.2%        n/a       n/a       21.1%
      Midtown Manhattan                 15.7%       n/a        n/a        n/a       n/a       15.7%
      Baltimore, MD                      3.4%       n/a        n/a        n/a       n/a        3.4%
      Richmond, VA                       3.0%       n/a        n/a        n/a       n/a        3.0%
      Princeton/East Brunswick, NJ       6.9%       n/a        n/a        n/a       n/a        6.9%
      Bucks County, PA                    n/a       n/a       0.1%        n/a       n/a        0.1%
                                       -------    ------     ------     ------    ------     ------
              Total                     91.0%      2.9%       0.7%       5.1%      0.4%      100.0%
                                       -------    ------     ------     ------    ------     ------
                                       -------    ------     ------     ------    ------     ------



(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2)   Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION


     LOCATION                            31-DEC-00        31-DEC-99
     --------                            ---------        ---------
     Greater Boston                        99.2%            96.7%
     Greater Washington                    98.5%            97.2%
     Midtown Manhattan                     99.9%            97.7%
     Baltimore, MD                         99.8%            99.7%
     Princeton/East Brunswick, NJ          98.4%            98.8%
     Richmond, VA                         100.0%            98.0%
     Greater San Francisco                 97.9%            96.4%
     Bucks County, PA                     100.0%           100.0%
                                        ---------        ---------
        Total Portfolio                    98.8%            97.2%
                                        ---------        ---------
                                        ---------        ---------




                      SAME PROPERTY - BY TYPE OF PROPERTY


                                         31-DEC-00        31-DEC-99
                                         ---------        ---------
     Total Office Portfolio                99.0%            97.8%
     Total R&D Portfolio                   98.0%            92.4%
     Total Industrial Portfolio            95.9%            93.5%
                                         ---------        ---------
     Total Portfolio                       98.8%            97.2%
                                         ---------        ---------
                                         ---------        ---------

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


                                                                                   ANNUALIZED
                       RENTABLE SQUARE             CURRENT ANNUALIZED            REVENUES UNDER
    YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER               EXPIRING LEASES        PERCENTAGE OF TOTAL
     EXPIRATION        EXPIRING LEASES              EXPIRING LEASES            WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
     ----------        ----------------             ---------------            --------------------    --------------------
        2001              1,426,129                   $ 45,913,191                 $  47,352,890              6.45%
        2002              1,681,399                     63,865,160                    65,051,071              7.60%
        2003              1,951,350                     62,191,364                    66,550,936              8.82%
        2004              2,500,193                     86,141,900                    88,797,391             11.30%
        2005              2,340,171                     78,353,656                    84,409,396             10.58%
        2006              3,071,893                    101,888,326                   114,122,209             13.89%
        2007              1,515,281                     56,580,365                    59,024,478              6.85%
        2008                934,063                     31,482,626                    30,982,094              4.22%
        2009              1,921,796                     61,943,971                    77,134,323              8.69%
        2010                956,794                     35,937,387                    45,153,912              4.33%
     Thereafter           5,243,958                    185,565,695                   227,988,311             23.71%



                              OCCUPANCY BY LOCATION


                                                  31-DEC-00                   31-DEC-99
                                                  ---------                   ---------
       Greater Boston                                99.2%                       97.5%
       Greater Washington                            99.0%                       97.9%
       Midtown Manhattan                             99.9%                       97.8%
       Baltimore, MD                                 99.6%                       99.7%
       Richmond, VA                                 100.0%                       98.0%
       Princeton/East Brunswick, NJ                  98.5%                       98.9%
       Greater San Francisco                         98.4%                       96.7%
       Bucks County, PA                                n/a                         n/a
                                                  ---------                   ---------
       Total Office Portfolio                        99.1%                       97.7%
                                                  ---------                   ---------
                                                  ---------                   ---------


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS


                                                                              ANNUALIZED
                            RENTABLE SQUARE         CURRENT ANNUALIZED      REVENUES UNDER
       YEAR OF LEASE       FOOTAGE SUBJECT TO         REVENUES UNDER        EXPIRING LEASES         PERCENTAGE OF TOTAL
        EXPIRATION          EXPIRING LEASES          EXPIRING LEASES      WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
        ----------          ----------------         ---------------      --------------------      --------------------
           2001                 415,246               $  5,053,262          $     5,053,233               30.10%
           2002                 312,617                  4,417,575                4,472,016               22.66%
           2003                 115,307                  1,537,848                1,590,213                8.36%
           2004                  68,821                    938,300                1,023,166                4.99%
           2005                 146,003                  1,727,154                1,938,882               10.58%
           2006                 203,000                  2,487,710                2,600,210               14.72%
           2007                 157,895                  2,858,831                3,098,987               11.45%
           2008                       -                          -                        -                   -
           2009                       -                          -                        -                   -
           2010                       -                          -                        -                   -
        Thereafter              375,713                  6,343,007                7,614,318               27.24%




                              OCCUPANCY BY LOCATION


                                            31-DEC-00              31-DEC-99
                                            ---------              ---------
            Greater Boston                    100.0%                 100.0%
            Greater Washington                 96.9%                  99.0%
            Midtown Manhattan                   n/a                    n/a
            Baltimore, MD                       n/a                    n/a
            Richmond, VA                        n/a                    n/a
            Princeton/East Brunswick, NJ        n/a                    n/a
            Greater San Francisco              99.2%                  99.0%
            Bucks County, PA                    n/a                    n/a
                                            ---------              ---------
             Total R&D Portfolio               98.0%                  99.2%
                                            ---------              ---------
                                            ---------              ---------


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS

                                                                                 ANNUALIZED
                           RENTABLE SQUARE           CURRENT ANNUALIZED        REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER         EXPIRING LEASES          PERCENTAGE OF TOTAL
         EXPIRATION        EXPIRING LEASES             EXPIRING LEASES       WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
         ----------        ----------------            ---------------       --------------------       --------------------
            2001               116,747                      758,295                758,295                    16.21%
            2002               184,904                      927,038                927,038                    25.67%
            2003               147,305                      989,907              1,053,959                    20.45%
            2004               235,076                    1,379,208              1,463,108                    32.64%
            2005                     -                            -                      -                     0.00%
            2006                49,423                      379,144                436,397                     6.86%
            2007                20,000                      222,456                258,783                     2.78%
            2008                83,608                      742,152                815,347                    11.61%
            2009                     -                            -                      -                        -
            2010                     -                            -                      -                        -
         Thereafter                  -                            -                      -                        -




                              OCCUPANCY BY LOCATION


                                                        31-DEC-00        31-DEC-99
                                                        ---------        ---------
                Greater Boston                            93.0%            93.0%
                Greater Washington                        90.1%            73.9%
                Midtown Manhattan                           n/a              n/a
                Baltimore, MD                               n/a              n/a
                Richmond, VA                                n/a              n/a
                Princeton/East Brunswick, NJ                n/a              n/a
                Greater San Francisco                    100.0%            92.9%
                Bucks County, PA                         100.0%           100.0%
                                                        ---------        ---------
                  Total Industrial Portfolio              95.9%            89.3%
                                                        =========        =========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION



                                                                                       ANNUALIZED
                              RENTABLE SQUARE              CURRENT ANNUALIZED        REVENUES UNDER
      YEAR OF LEASE          FOOTAGE SUBJECT TO              REVENUES UNDER          EXPIRING LEASES         PERCENTAGE OF TOTAL
       EXPIRATION             EXPIRING LEASES                EXPIRING LEASES       WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
       ----------             ----------------               ---------------       --------------------      --------------------
          2001                    1,958,122                    $ 51,724,748            $  53,164,418                7.48%
          2002                    2,178,920                      69,209,773               70,450,125                8.32%
          2003                    2,213,962                      64,719,119               69,195,108                8.46%
          2004                    2,804,090                      88,459,408               91,283,665               10.71%
          2005                    2,486,174                      80,080,810               86,348,278                9.50%
          2006                    3,324,316                     104,755,180              117,158,816               12.70%
          2007                    1,693,176                      59,661,652               62,382,248                6.47%
          2008                    1,017,671                      32,224,778               31,797,441                3.89%
          2009                    1,921,796                      61,943,971               77,134,323                7.34%
          2010                      956,794                      35,937,387               45,153,912                3.66%
       Thereafter                 5,619,671                     191,908,702              235,602,629               21.47%



                              OCCUPANCY BY LOCATION



                                             31-DEC-00            31-DEC-99
                                             ---------            ---------
              Greater Boston                   99.0%                97.0%
              Greater Washington               98.4%                98.5%
              Midtown Manhattan                99.9%                99.9%
              Baltimore, MD                    99.6%                99.8%
              Richmond, VA                    100.0%                98.8%
              Princeton/East Brunswick, NJ     98.5%                98.7%
              Greater San Francisco            98.5%                98.5%
              Bucks County, PA                100.0%               100.0%
                                             ---------            ---------
                Total Portfolio                98.9%                98.4%
                                             ---------            ---------
                                             ---------            ---------

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                      IN-SERVICE GREATER BOSTON PROPERTIES

                                LEASE EXPIRATIONS

                                 GREATER BOSTON



                                   OFFICE                                                         R&D
           -----------------------------------------------------------   ----------------------------------------------------------
                                                      ANNUALIZED                                                   ANNUALIZED
 YEAR OF    RENTABLE SQUARE    CURRENT ANNUALIZED   REVENUES UNDER       RENTABLE SQUARE   CURRENT ANNUALIZED    RENTABLE SQUARE
  LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
EXPIRATION  EXPIRING LEASES     EXPIRING LEASES   WITH FUTURE STEP-UPS   EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
----------  ----------------   ------------------ --------------------   ----------------  ------------------  --------------------

   2001        585,044         $  16,998,617       $  18,220,111                   -          $       -           $        -
   2002        413,198            13,952,709          14,673,130              94,140            884,697              892,197
   2003        610,198            16,428,672          19,344,378              50,704            599,458              599,458
   2004        755,311            26,119,028          29,448,834                   -                  -                    -
   2005        855,454            30,360,269          31,935,364                   -                  -                    -
   2006        530,881            16,508,197          18,940,980             203,000          2,487,710            2,600,210
   2007        279,111             9,621,275          10,215,672              50,000            475,000              675,000
   2008         74,680             1,592,040           2,771,240                   -                  -                    -
   2009        937,034            29,294,368          35,416,230                   -                  -                    -
   2010        180,932             4,947,030           8,366,737                   -                  -                    -
Thereafter     591,553            14,933,656          19,852,955             147,362          2,491,391            2,997,888







                                          INDUSTRIAL
               --------------------------------------------------------------
                                                             ANNUALIZED
 YEAR OF                             CURRENT ANNUALIZED    REVENUES UNDER
  LEASE         FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
----------     ------------------    -----------------   --------------------
   2001              56,747            $     502,210         $   502,210
   2002              23,904                  207,563             207,563
   2003             128,105                  861,075             925,127
   2004                   -                        -                   -
   2005                   -                        -                   -
   2006              21,298                  248,363             288,430
   2007                   -                        -                   -
   2008                   -                        -                   -
   2009                   -                        -                   -
   2010                   -                        -                   -
Thereafter                -                        -                   -


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                    IN-SERVICE GREATER WASHINGTON PROPERTIES

                                LEASE EXPIRATIONS


                               GREATER WASHINGTON

                                   OFFICE                                                         R&D
           -----------------------------------------------------------   ----------------------------------------------------------
                                                      ANNUALIZED                                                   ANNUALIZED
 YEAR OF    RENTABLE SQUARE    CURRENT ANNUALIZED   REVENUES UNDER       RENTABLE SQUARE   CURRENT ANNUALIZED    RENTABLE SQUARE
  LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
EXPIRATION  EXPIRING LEASES     EXPIRING LEASES   WITH FUTURE STEP-UPS   EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
----------  ----------------   ------------------ --------------------   ----------------  ------------------  --------------------
   2001         246,162           $  7,868,195       $   7,887,977           383,549           $ 4,656,378        $   4,654,069
   2002         231,808              6,466,627           6,631,591           175,991             2,997,172            3,033,825
   2003         195,019              5,509,527           5,823,496            27,439               383,975              403,887
   2004         490,316             16,076,831          14,484,467            68,821               938,300            1,023,166
   2005         491,494             15,914,308          17,810,999           114,484             1,287,390            1,449,698
   2006         826,400             32,141,546          34,788,725                 -                     -                    -
   2007         551,317             19,854,111          17,193,641           107,895             2,383,831            2,423,987
   2008         371,709             15,089,110          11,655,186                 -                     -                    -
   2009         401,314             13,516,637          20,039,418                 -                     -                    -
   2010         447,335             15,955,439          19,651,177                 -                     -                    -
Thereafter    1,971,740             60,219,310          70,822,000           228,351             3,851,616            4,616,430








                                          INDUSTRIAL
               --------------------------------------------------------------
                                                             ANNUALIZED
 YEAR OF                             CURRENT ANNUALIZED    REVENUES UNDER
  LEASE         FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
----------     ------------------    -----------------   --------------------
   2001                   -             $      -            $        -
   2002                   -                    -                     -
   2003              19,200              128,832               128,832
   2004              34,863              228,725               245,374
   2005                   -                    -                     -
   2006              28,125              130,781               147,967
   2007                   -                    -                     -
   2008              83,608              742,152               815,347
   2009                   -                    -                     -
   2010                   -                    -                     -
Thereafter                -                    -                     -


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                                LEASE EXPIRATIONS

                              GREATER SAN FRANCISCO


                                   OFFICE                                                         R&D
           -----------------------------------------------------------   ----------------------------------------------------------
                                                      ANNUALIZED                                                   ANNUALIZED
 YEAR OF    RENTABLE SQUARE    CURRENT ANNUALIZED   REVENUES UNDER       RENTABLE SQUARE   CURRENT ANNUALIZED    RENTABLE SQUARE
  LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
EXPIRATION  EXPIRING LEASES     EXPIRING LEASES   WITH FUTURE STEP-UPS   EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
----------  ----------------   ------------------ --------------------   ----------------  ------------------  --------------------
   2001         191,863          $   6,269,313      $   6,300,606            31,697            $  396,884          $   399,164
   2002         315,249             11,362,166         11,557,627            42,486               535,706              545,994
   2003         652,260             25,408,679         25,752,390            37,164               554,415              586,868
   2004         718,342             29,507,505         30,157,290                 -                     -                    -
   2005         344,928             14,519,173         16,026,637            31,519               439,764              489,184
   2006         890,101             31,091,904         35,587,773                 -                     -                    -
   2007         421,336             15,623,251         18,807,316                 -                     -                    -
   2008         167,514              6,270,345          6,679,059                 -                     -                    -
   2009         267,226             10,398,524         11,151,704                 -                     -                    -
   2010         161,199              9,066,135         10,493,595                 -                     -                    -
Thereafter      197,717              7,070,573         18,365,923                 -                     -                    -





                                          INDUSTRIAL
               --------------------------------------------------------------
                                                             ANNUALIZED
 YEAR OF                             CURRENT ANNUALIZED    REVENUES UNDER
  LEASE         FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
----------     ------------------    -----------------   --------------------
   2001              60,000            $   256,085            $    256,085
   2002                   -                      -                       -
   2003                   -                      -                       -
   2004             200,213              1,150,483               1,217,734
   2005                   -                      -                       -
   2006                   -                      -                       -
   2007              20,000                222,456                 258,783
   2008                   -                      -                       -
   2009                   -                      -                       -
   2010                   -                      -                       -
Thereafter                -                      -                       -


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                                LEASE EXPIRATIONS

                                MIDTOWN MANHATTAN


                                   OFFICE                                                         R&D
           -----------------------------------------------------------   ----------------------------------------------------------
                                                      ANNUALIZED                                                   ANNUALIZED
 YEAR OF    RENTABLE SQUARE    CURRENT ANNUALIZED   REVENUES UNDER       RENTABLE SQUARE   CURRENT ANNUALIZED    RENTABLE SQUARE
  LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
EXPIRATION  EXPIRING LEASES     EXPIRING LEASES   WITH FUTURE STEP-UPS   EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
----------  ----------------   ------------------ --------------------   ----------------  ------------------  --------------------
   2001         107,455           $  6,028,638       $   6,049,409                  -          $     -             $       -
   2002         508,857             27,067,076          27,112,725                  -                -                     -
   2003         191,373              7,713,000           7,742,230                  -                -                     -
   2004          18,275              1,020,046           1,049,905                  -                -                     -
   2005          55,239              2,774,030           2,971,413                  -                -                     -
   2006          46,835              2,208,443           2,801,318                  -                -                     -
   2007         142,895              7,522,167           8,577,097                  -                -                     -
   2008         114,411              4,909,399           5,421,829                  -                -                     -
   2009          36,802              2,207,096           2,618,182                  -                -                     -
   2010          35,830              2,223,354           2,550,829                  -                -                     -
Thereafter    1,601,066             79,977,946          93,177,062                  -                -                     -






                                          INDUSTRIAL
               --------------------------------------------------------------
                                                             ANNUALIZED
 YEAR OF                             CURRENT ANNUALIZED    REVENUES UNDER
  LEASE         FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
----------     ------------------    -----------------   --------------------
   2001                   -                $    -             $      -
   2002                   -                     -                    -
   2003                   -                     -                    -
   2004                   -                     -                    -
   2005                   -                     -                    -
   2006                   -                     -                    -
   2007                   -                     -                    -
   2008                   -                     -                    -
   2009                   -                     -                    -
   2010                   -                     -                    -
Thereafter                -                     -                    -


                             BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                LEASE EXPIRATIONS

                            PRINCETON/EAST BRUNSWICK

===================================================================================================================================
                                        OFFICE                                                 R&D
                 ----------------------------------------------------------    ----------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER       RENTABLE SQUARE      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASE      FOOTAGE SUBJECT TO      REVENUES UNDER
  EXPIRATION     EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEPUPS    EXPIRING LEASES        EXPIRING LEASES
-------------   ------------------   ------------------  -------------------   ------------------    ------------------
2001                 210,439        $ 7,092,661             $ 7,233,429                 --            $   --
2002                  30,959            891,542                 891,542                 --                --
2003                 121,909          3,246,664               3,448,599                 --                --
2004                 385,548         10,808,123              10,879,452                 --                --
2005                 229,465          6,251,518               6,434,414                 --                --
2006                  41,608          1,170,045               1,241,036                 --                --
2007                  69,860          2,058,017               2,275,397                 --                --
2008                  15,243            428,358                 466,465                 --                --
2009                 155,012          4,398,603               5,151,881                 --                --
2010                 116,836          3,580,145               3,921,910                 --                --
Thereafter           877,022         23,269,010              25,616,720                 --                --



                                     R&D                               INDUSTRIAL
                               --------------------    ------------------------------------------------------------------
                                    ANNUALIZED             ANNUALIZED
                                 REVENUES UNDER          RENTABLE SQUARE      CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE                    EXPIRING LEASES       FOOTAGE SUBJECT TO      REVENUES UNDER         EXPIRING LEASES
  EXPIRATION                   WITH FUTURE STEP-UPS      EXPIRING LEASES      EXPIRING LEASES       WITH FUTURE STEP-UPS
-------------                  --------------------    ------------------     ------------------    --------------------
2001                           $     --                        --             $   --                      --
2002                                 --                        --                 --                      --
2003                                 --                        --                 --                      --
2004                                 --                        --                 --                      --
2005                                 --                        --                 --                      --
2006                                 --                        --                 --                      --
2007                                 --                        --                 --                      --
2008                                 --                        --                 --                      --
2009                                 --                        --                 --                      --
2010                                 --                        --                 --                      --
Thereafter                           --                        --                 --                      --
===================================================================================================================================

                             BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                           IN-SERVICE OTHER PROPERTIES

                                LEASE EXPIRATIONS

         OTHER PROPERTIES (RICHMOND VA, BALTIMORE MD, BUCKS COUNTY, PA)

===================================================================================================================================
                                        OFFICE                                                 R&D
                 ----------------------------------------------------------    ----------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER       RENTABLE SQUARE      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASE      FOOTAGE SUBJECT TO      REVENUES UNDER
  EXPIRATION     EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEPUPS    EXPIRING LEASES        EXPIRING LEASES
-------------   ------------------   ------------------  -------------------   ------------------    ------------------
2001                 85,166         $ 1,655,767             $ 1,661,358                --                $  --
2002                181,328           4,125,040               4,184,456                --                   --
2003                180,591           3,884,822               4,439,843                --                   --
2004                132,401           2,610,367               2,777,443                --                   --
2005                363,591           8,534,358               9,230,569                --                   --
2006                736,068          18,768,191              20,762,377                --                   --
2007                 50,762           1,901,544               1,955,355                --                   --
2008                190,506           3,193,374               3,988,315                --                   --
2009                124,408           2,128,743               2,756,908                --                   --
2010                 14,662             165,284                 169,664                --                   --
Thereafter            4,860              95,200                 153,651                --                   --


                                     R&D                               INDUSTRIAL
                               --------------------    ------------------------------------------------------------------
                                    ANNUALIZED             ANNUALIZED
                                 REVENUES UNDER          RENTABLE SQUARE      CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE                    EXPIRING LEASES       FOOTAGE SUBJECT TO      REVENUES UNDER         EXPIRING LEASES
  EXPIRATION                   WITH FUTURE STEP-UPS      EXPIRING LEASES      EXPIRING LEASES       WITH FUTURE STEP-UPS
-------------                  --------------------    ------------------     ------------------    --------------------
2001                           $      --                       --                $    --                  $    --
2002                                  --                    161,000                719,475                  719,475
2003                                  --                       --                     --                       --
2004                                  --                       --                     --                       --
2005                                  --                       --                     --                       --
2006                                  --                       --                     --                       --
2007                                  --                       --                     --                       --
2008                                  --                       --                     --                       --
2009                                  --                       --                     --                       --
2010                                  --                       --                     --                       --
Thereafter                            --                       --                     --                       --
==================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000


                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          LONG WHARF MARRIOTT - BOSTON

=================================================================================================================
                          FOURTH QUARTER   FOURTH QUARTER   PERCENT       YTD             YTD            PERCENT
                                2000          1999          CHANGE        2000            1999           CHANGE
                          --------------   -------------    -------    ---------       ---------         -------
Occupancy                       85.2%           84.6%        0.7%           89.3%           87.7%         1.8%

 Average Daily Rate        $   279.79      $   264.20        5.9%      $   260.39      $   240.79         8.1%

 REVPAR                    $   238.24      $   223.51        6.6%      $   232.53      $   211.17        10.1%
=================================================================================================================


                            CAMBRIDGE CENTER MARRIOTT

=================================================================================================================
                          FOURTH QUARTER   FOURTH QUARTER   PERCENT       YTD             YTD            PERCENT
                                2000          1999          CHANGE        2000            1999           CHANGE
                          --------------   -------------    -------    ---------       ---------         -------
Occupancy                      81.8%           79.5%        2.9%            85.9%           83.7%         2.6%

Average Daily Rate        $   223.81      $   210.85        6.1%       $   209.98      $   191.63         9.6%

REVPAR                    $   183.03      $   167.69        9.1%       $   180.37      $   160.39        12.5%
=================================================================================================================


                            RESIDENCE INN BY MARRIOTT

=================================================================================================================
                          FOURTH QUARTER   FOURTH QUARTER   PERCENT       YTD             YTD            PERCENT
                                2000          1999          CHANGE        2000            1999           CHANGE
                          --------------   -------------    -------    ---------       ---------         -------
Occupancy                      88.7%           88.2%         0.6%           91.6%           85.4%         7.3%

Average Daily Rate        $   179.29      $   159.50        12.4%      $   172.56      $   154.64        11.6%

REVPAR                    $   159.08      $   140.73        13.0%      $   158.06      $   130.83        20.8%
=================================================================================================================



                      TOTAL SAME PROPERTY HOTEL PERFORMANCE

=================================================================================================================
                          FOURTH QUARTER   FOURTH QUARTER   PERCENT       YTD             YTD            PERCENT
                                2000          1999          CHANGE        2000            1999           CHANGE
                          --------------   -------------    -------    ---------       ---------         -------
Occupancy                      84.5%           83.3%        1.4%            88.4%           85.4%         3.5%

Average Daily Rate        $   235.83      $   220.43        7.0%       $   221.36      $   202.62         9.2%

REVPAR                    $   199.07      $   183.33        8.6%       $   195.59      $   173.56        12.7%
=================================================================================================================

(1) Operational as of 2/01/99

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                            SAME PROPERTY PERFORMANCE

                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES

=================================================================================================================================
                                             OFFICE           R&D        INDUSTRIAL       HOTEL        GARAGE          TOTAL
                                             ------           ---        ----------       -----        ------          -----
Number of Properties                              73              30             8             3             1              115
Square feet                               21,533,033       1,831,901       872,476       937,874       332,442       25,507,726
Percent of in-service properties                91.1%          100.0%        100.0%        100.0%          100%            92.4%
Occupancy @ 12/31/99                            97.8%           92.4%         93.5%          --            --              97.2%
Occupancy @ 12/31/00                            99.2%           98.0%         95.9%          --            --              98.8%
Percent change from 4th quarter 2000
  over 4th quarter 1999:
    Revenue                                      6.8%            6.8%         17.2%          5.1%         28.8%             6.7%
    Expense                                      0.8%           11.6%         14.6%         10.5%         21.0%             1.3%
    Net Operating Income                         9.9%            5.6%         18.0%          4.3%         32.2%             9.3%
=================================================================================================================================

        SAME PROPERTY LEASE ANALYSIS - DECEMBER 31, 2000

================================================================================================
                                                 OFFICE        R&D      INDUSTRIAL    TOTAL
                                                 ------        ---      ----------    -----
Vacant space available @10/01/00 (sf)            156,404      119,999     63,538      339,941
Square footage of leases expiring or
  terminated 10/01/00-12/31/00                   594,242      144,292       --        738,534
                                                 -------      -------     ------    ---------
Total space for lease (sf)                       750,646      264,291     63,538    1,078,475
                                                 -------      -------     ------    ---------
New tenants (sf)                                 385,854       84,500     28,125      498,479
Renewals (sf)                                    156,664      142,792       --        299,456
                                                 -------      -------     ------    ---------
Total space leased (sf)                          542,518      227,292     28,125      797,935
                                                 -------      -------     ------    ---------
Space available @ 12/31/00 (sf)                  208,128       36,999     35,413      280,540
                                                 -------      -------     ------    ---------
Net increase (decrease) in leased space (sf)     (51,724)      83,000     28,125       59,401
Average lease term (months)                           69           87         62           74
2nd generation TI/Comm PSF                      $  16.91      $  7.32     $ 2.41    $   13.67
Increase in 2nd generation net rents (1)            51.5%        25.6%      --           48.3%
================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000

        ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED DECEMBER 31, 2000

================================================================================================
                                                 OFFICE        R&D      INDUSTRIAL    TOTAL
                                                 ------        ---      ----------    -----
Vacant space available @ 10/01/00 (sf)           174,621      119,999     63,538       358,158
Square footage of leases expiring or
  terminated 10/01/00-12/31/00                   631,375      144,292       --         775,667
                                                --------     --------    -------    ----------
Total space for lease (sf)                       805,996      264,291     63,538     1,133,825
                                                ========     ========    =======    ==========
New tenants (sf)                                 412,107       84,500     28,125       524,732
Renewals (sf)                                    169,076      142,792       --         311,868
                                                --------     --------    -------    ----------
Total space leased (sf)                          581,183      227,292     28,125       836,600
                                                ========     ========    =======    ==========
Space available @ 12/31/00 (sf)                  224,813       36,999     35,413       297,225
                                                ========     ========    =======    ==========
Net increase/(decrease) in leased space (sf)     (50,192)      83,000     28,125        60,933
Average lease term (months)                           67           87         62            72
2nd generation TI/Comm PSF                      $  17.09      $  7.32     $ 2.41     $   13.94
Increase in 2nd generation net rents (1)            52.8%        25.6%       0.0%         49.7%
================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000


                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (IN THOUSANDS)

                        HISTORICAL CAPITAL EXPENDITURES

=======================================================================================================
                                            1995      1996     1997      1998      1999       2000
Recurring capital expenditures            $1,618    $1,083    $1,125    $3,543    $11,611    $11,201
                                          ======    ======    ======    ======    =======    =======

Hotel improvements, equipment upgrades
  and replacements                        $4,420    $3,041    $2,625    $3,872    $ 2,346    $ 5,697
                                          ======    ======    ======    ======    =======    =======
=======================================================================================================

           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

====================================================================================================================================
                                                    1995           1996          1997       1998            1999            2000
                                                    ----           ----          ----       ----            ----            ----
Office
  Square feet                                       768,459       970,072      1,016,427      648,291      2,115,281       2,913,599
                                                 ----------    ----------     ----------   ----------    -----------     -----------
  Tenant improvement and lease
    commissions p.s.f                            $    10.66    $    11.40     $    10.83   $     9.82    $     10.60     $     13.82
                                                 ----------    ----------     ----------   ----------    -----------     -----------
R&D
  Square feet                                       177,073       337,676        169,878      113,428        167,231         694,536
                                                 ----------    ----------     ----------   ----------    -----------     -----------
  Tenant improvement and lease
    commissions p.s.f                            $     6.99    $    10.45     $     2.22   $     3.32    $      1.94     $      2.95
                                                 ----------    ----------     ----------   ----------    -----------     -----------
Industrial
  Square feet                                       308,388       128,148        258,795      320,608        163,962         209,125
                                                 ----------    ----------     ----------   -----------   -----------     -----------
  Tenant improvement and lease
    commissions p.s.f                            $     1.00    $     1.71     $     0.99   $     1.13    $      0.60     $      1.38
                                                 ----------    ----------     ----------   ----------    -----------     -----------
  Average tenant improvement and lease
    commission p.s.f                             $     7.77    $    10.31     $     8.06   $     6.57    $      9.34     $     11.16
                                                 ==========    ==========     ==========   ==========    ===========     ===========
====================================================================================================================================

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                            AS OF DECEMBER 31, 2000

                                  ACQUISITIONS


===============================================================================================================================
                                                                               ANTICIPATED
                                                                   INITIAL       FUTURE           TOTAL                CURRENT
      PROPERTY                       DATE ACQUIRED  SQUARE FEET   INVESTMENT    INVESTMENT      INVESTMENT            OCCUPANCY
      --------                       -------------  -----------   ----------   -----------      ----------            ---------
ACQUISITIONS
Class A Office Buildings
  One and Two Reston Overlook           Jan-00        444,286    $ 15,200,000    $      --      $  15,200,000(1)        100%
  504, 506, 508 Carnegie Center         Mar-00        403,963      66,500,000           --         66,500,000           100%
  265 Franklin Street (2)               Sep-00        325,699      10,500,000      7,980,000       18,480,000           100%
                                                    ---------    ------------    -----------    -------------           ---
Total Value Creation Pipeline -                     1,173,948    $ 92,200,000    $ 7,980,000    $ 100,180,000           100%
                                                    =========    ============    ===========    =============           ===
  Acquisitions
===============================================================================================================================


                                  DISPOSITIONS

============================================================================================================
                                                           NET
      PROPERTY             DATE DISPOSED  SQUARE FEET    PROCEEDS      BOOK VALUE      GAIN (LOSS)
      --------             -------------  -----------    --------      ----------      -----------
140 Kendrick Street (3)       May-00        381,000    $15,843,000    $ 15,843,000     $    --
Metropolitan Square (4)       May-00        578,340     30,870,000      30,467,000       403,000
910 and 930 Clopper Road      Sep-00        240,596     24,125,000      24,948,000      (823,000)
1950 Stanford Court           Oct-00         53,250      2,097,000       2,008,000        89,000
                                         ---------    -----------    ------------     ---------
        Total Dispositions                1,253,186    $72,935,000    $ 73,266,000     $(331,000)
                                          =========    ===========    ============     =========
============================================================================================================

(1) Represents the acquisition of the joint venture partner's 75% interest. Boston Properties now owns 100% of the property.

(2) Represents the acquisition of a 35% interest in this property through a joint venture.

(3) Represents the disposition of a 75% interest to a joint venture partner. Boston Properties now retains a 25% interest.

(4) Represents the disposition of a 49% interest to a joint venture partner. Boston Properties now retains a 51% interest.

                            BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2000


               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                             AS OF DECEMBER 31, 2000

===================================================================================================================================

                                                                                                                    # OF
DEVELOPMENT PROPERTIES                            INITIAL OCCUPANCY     STABILIZATION DATE     LOCATION              BUILDINGS
----------------------                            -----------------     ------------------     --------            ------------
Class A Office Buildings
   302 Carnegie Center                                Q4 2000                Q1 2001         Princeton, NJ               1
   New Dominion Tech Park - Building 1                Q1 2001                Q2 2001         Herndon, VA                 1
   2600 Tower Oaks Boulevard                          Q2 2001                Q3 2001         Rockville, MD               1
   Broad Run Business Park- Building E                Q2 2001                Q2 2001         Dulles, VA                  1
   Orbital Sciences Phase II - Building 2             Q3 2001                Q3 2001         Dulles, VA                  1
   Quorum Office Park                                 Q3 2001                Q4 2001         Chelmsford, MA              2
   111 Huntington Avenue - Prudential Center          Q3 2001                Q4 2002         Boston, MA                  1
   5 Times Square                                     Q4 2001                Q2 2002         New York, NY                1
   One and Two Discovery Square (50% ownership)       Q4 2001                Q4 2002         Reston, VA                  2
   Waltham Weston Corporate Center                    Q4 2001                Q4 2002         Waltham, MA                 1
   Andover Office Park, Building 1                    Q2 2001                Q2 2002         Andover, MA                 1
   611 Gateway Boulevard                              Q1 2002                Q2 2003         S. San Francisco, CA        1
   Two Freedom Square (50% ownership)                 Q3 2002                Q1 2003         Reston, VA                  1
                                                                                                                       ----
Total Development Properties                                                                                            15
                                                                                                                       ====

                                                                                        ANTICIPATED     CURRENT
                                                                      INVESTMENT           TOTAL       PERCENTAGE
DEVELOPMENT PROPERTIES                             SQUARE FEET         TO DATE           INVESTMENT      LEASED
----------------------                             -----------        ----------        -----------    ----------
Class A Office Buildings
   302 Carnegie Center                                 64,565         10,085,110         13,435,000        59%
   New Dominion Tech Park - Building 1                235,201         41,870,052         48,770,000       100%
   2600 Tower Oaks Boulevard                          178,216         26,314,660         38,295,000        71%
   Broad Run Business Park- Building E                124,650          6,531,465         14,696,000       100%
   Orbital Sciences Phase II - Building 2             160,502         13,641,517         27,618,000       100%
   Quorum Office Park                                 259,918         16,164,660         41,747,000       100%
   111 Huntington Avenue - Prudential Center          890,000        164,195,234        291,637,000        74%
   5 Times Square                                   1,099,154        281,044,727        536,115,000       100%
   One and Two Discovery Square (50% ownership)       362,868         10,609,713         42,587,000(1)     43%
   Waltham Weston Corporate Center                    295,000         20,533,037         95,446,000         0%
   Andover Office Park, Building 1                    120,000          8,380,612         17,381,000        50%
   611 Gateway Boulevard                              249,732          8,664,576         77,523,240         0%
   Two Freedom Square (50% ownership)                 417,113          8,896,757         49,336,000(1)     44%
                                                    ---------       ------------     --------------      ----
Total Development Properties                        4,456,919       $616,932,120     $1,294,586,240        70%
                                                    =========       ============     ==============      ====
=================================================================================================================


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2000

==================================================================================================================================
                                                   PLACED                            # OF                        INVESTMENT
                                              IN SERVICE DATE    LOCATION           BUILDINGS     SQUARE FEET     TO DATE
                                              ---------------    --------           ---------     -----------    ----------
CLASS A OFFICE BUILDING
   Orbital Sciences Phase I - Building 1 & 3       Q2 2000      Dulles, VA              2           174,832        30,541,295
   Market Square North (50% ownership)             Q4 2000      Washington, DC          1           409,843        59,184,566
   140 Kendrick Street (25% ownership)             Q4 2000      Needham, MA             3(3)        381,000        18,811,295
                                                                                      -----         -------      ------------
                                                                                        6           965,675      $108,537,156
                                                                                      =====         =======      ============

                                                      TOTAL           PERCENTAGE
                                                    INVESTMENT          LEASED
                                                    ----------        ----------
CLASS A OFFICE BUILDING
   Orbital Sciences Phase I - Building 1 & 3        30,885,000            100%
   Market Square North (50% ownership)              60,827,000(1)(2)      100%
   140 Kendrick Street (25% ownership)              19,725,000(4)         100%
                                                  ------------           ----
                                                  $111,437,000            100%
                                                  ============           ====
================================================================================


(1)    Represents 50% of the total anticipated project-level investment.

(2)    Represents the office component.

(3) Two of the three buildings were placed in service during Q4 2000. The remaining building will be placed in-service during Q1 2001.

(4)    Represents 25% of the total anticipated project-level investment.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 2000

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                             AS OF DECEMBER 31, 2000

========================================================
                      NO. OF                DEVELOPABLE
LOCATION              PARCELS   ACREAGE     SQUARE FEET
--------              -------   -------     -----------
Rockville, MD            5       96.5       1,006,000
New York, NY             1        0.5       1,200,000
Dulles, VA               2       76.6         937,000
Gaithersburg, MD         4       27.0         850,000
San Jose, CA             5        3.7         841,000
Reston, VA               2        4.7         720,000
Boston, MA               4        2.5         699,000
Washington, DC (1)       1        1.3         550,000
Marlborough, MA          1       50.0         400,000
Herndon, VA              2       25.2         383,000
S. San Francisco, CA     1        3.0         120,799
Andover, MA              1       10.0         110,000
Springfield, VA          3        9.4          72,000
                       ---      -----       ---------
                        32      310.3       7,888,799
                       ===      =====       =========
======================================================


                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                             AS OF DECEMBER 31, 2000

========================================================
                      NO. OF                DEVELOPABLE
LOCATION              PARCELS   ACREAGE     SQUARE FEET
--------              -------   -------     -----------
Princeton, NJ (2)       14      149.9      1,900,000
Weston, MA (3)           1       74.0        350,000
Framingham, MA (4)       1       21.5        300,000
Cambridge, MA (5)        1        2.6        165,000
                       ---      -----       ---------
                        17      248.0      2,715,000
                       ===      =====       =========
======================================================

(1)    25% interest in land through a joint venture.

(2)    $20.00/FAR plus an earnout calculation.

(3) $18.2 million (of which $9.1 million has already been paid) subject to receiving all necessary permits and approvals.

(4)    Subject to ground lease.

(5) Prior to January 23, 2002 the cost will be $25.92/ SF of land area. Land area is approximately 108,000 SF.


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